EXHIBIT 10.4



                           SECOND AMENDMENT AND WAIVER
                           ---------------------------


                  SECOND AMENDMENT AND WAIVER (this "Amendment"), dated as of March 26, 2001, among HQ GLOBAL HOLDINGS, INC., a Delaware corporation (the "Parent"), HQ GLOBAL WORKPLACES, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), ING (U.S.) CAPITAL LLC, as managing agent (the "Managing Agent"), BANKERS TRUST COMPANY, as syndication agent and co-arranger (the "Syndication Agent"), CITICORP REAL ESTATE, INC., as documentation agent and co-arranger (the "Documentation Agent"), and BNP PARIBAS (formerly known as Paribas) as administrative agent and arranger (the "Administrative Agent" and, together with the Managing Agent, the Syndication Agent and the Documentation Agent, the "Agents" and each, an "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                               - - - - - - - - - -


                  WHEREAS, the Parent, the Borrower, the Banks and the Agents are parties to the Credit Agreement, dated as of January 16, 1997, amended and restated as of November 6, 1998, further amended and restated as of August 3, 1999, and further amended and restated as of May 31, 2000 (as so amended and restated and as further amended, modified, restated and/or supplemented through, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the Parent and the Borrower have requested, and the Agents and the Banks have agreed, to the amendment and waiver provided herein on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. The Banks hereby waive any Event of Default that has arisen under the Credit Agreement solely as a result of the Borrower and its Subsidiaries failing to be in compliance with the requirements of Section 8.08 of the Credit Agreement for the fiscal year of the Parent ended December 31, 2000. The preceding waiver is not a waiver of compliance with the provisions referred to above in any other respect or with respect to any accounting period other than that specifically referred to and such waiver is subject to satisfaction of the condition set forth in Paragraph 6 below.

                  2. Section 8.08(a) of the Credit Agreement is hereby amended by inserting the text ", but excluding the amount of any type of tenant improvement allowances that (I) are treated as expenditures by the Borrower or any of its Subsidiaries in accordance with generally accepted accounting principles and (II) are either (A) paid directly by a landlord of either the Borrower's or a Subsidiary's Leasehold or (B) paid by the Borrower or any of its Subsidiaries and subsequently reimbursed by a landlord of the Borrower's or such Subsidiary's Leasehold" at the end of the first parenthetical in said Section.

                  3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  6. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when the Parent, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

                  7. In order to induce the Banks to enter into this Amendment, the Parent and the Borrower hereby represent and warrant that (i) no Default or Event of Default exists as of the Second Amendment Effective Date, after giving effect to this Amendment, and (ii) on the Second Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

                  8. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                     HQ GLOBAL HOLDINGS, INC.



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:



                                     HQ GLOBAL WORKPLACES, INC.



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:



                                     BNP PARIBAS, Individually and as
                                       Administrative Agent



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:



                                     BANKERS TRUST COMPANY, Individually
                                     and as Syndication Agent



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      CITICORP REAL ESTATE INC., Individually
                                        and as Documentation Agent





                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                      ING (U.S.) CAPITAL LLC, Individually and
                                          as Managing Agent



                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                      FIRST SOURCE FINANCIAL LLP


                                      By:   First Source Financial, Inc.,
                                              its Agent/Manager



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                      IBJ WHITEHALL BANK & TRUST
                                        COMPANY (formerly, IBJ Schroder Bank
                                        & Trust Company)



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       PILGRIM PRIME RATE TRUST

                                       By:  Pilgrim Investments, Inc.,
                                               as its investment manager


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:





                                       PARIBAS CAPITAL FUNDING LLC



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                     EUROPEAN AMERICAN BANK



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     BHF (USA) CAPITAL CORPORATION



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE INC.



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                     HELLER FINANCIAL, INC.



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:





                                     BALANCED HIGH-YIELD FUND II LIMITED


                                     By:  BHF (USA) Capital Corporation,
                                             as attorney-in-fact



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:



                                     SRF TRADING, INC.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     STEIN ROE & FARNHAM CLO1 LTD.,

                                     By:   Stein Roe & Farnham Incorporated,
                                             as Portfolio Manager



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     KZH ING-2 LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     THE ING CAPITAL SENIOR SECURED
                                        HIGH INCOME FUND, L.P.


                                     By:  ING Capital Advisors LLC,
                                             as Investment Manager


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     THE PROVIDENT BANK



                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                     PACIFICA PARTNERS I, L.P.



                                     By:  Imperial Credit Asset Management, as
                                             Investment Manager



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       LIBERTY-STEIN ROE  ADVISOR FLOATING
                                           RATE ADVANTAGE FUND, by Stein Roe
                                           & Farnham Incorporated As Advisor



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       SRF 2000 LLC



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       SRF  2000 LLC



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       LIBERTY-STEIN ROE ADVISOR FLOATING
                                          RATE ADVANTAGE FUND


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: